UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

Rowan Companies plc
(Exact name of registrant as specified in its charter)

England and Wales (State or Other Jurisdiction of Incorporation or Organization)	1-5491 (Commission File Number)	98-1023315 (I.R.S. Employer Identification Number)

2800 Post Oak Boulevard Suite 5450 Houston, Texas (Address of Principal Executive Offices)		77056-6189 (Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Rowan Companies plc (the “Company”) is filing this Form 8-K to recast certain information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Form 10-K”), to reflect the adoption of Accounting Standards Update No. 2017-07 (“ASU No. 2017-07”) “Compensation - Retirement Benefits (ASC 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost” and Accounting Standards Update No. 2016-15 (“ASU No. 2016-15”) “Statement of Cash Flows (ASC 230): Classification of Certain Cash Receipts and Cash Payments.”
ASU No. 2017-07 requires entities to present the service cost component of the net periodic benefit cost in the same income statement line item as other employee compensation costs. The other components of net benefit cost, including interest cost, expected return on plan assets, amortization of prior service cost/credit and actuarial gain/loss, and settlement and curtailment effects, are to be presented outside of any subtotal of operating income. Entities will have to disclose the line(s) used to present the other components of net periodic benefit cost, if the components are not presented separately in the income statement.  The Company adopted the guidance effective January 1, 2018. As adoption is required to be on a retrospective basis, the Company has recast its historical consolidated statements of operations found in Exhibit 99.1, filed herewith and incorporated by reference herein.
ASU No. 2016-15 provides guidance on eight cash flow classification issues with the objective of reducing differences in practice. The Company adopted the amendments in this ASU in annual and interim periods beginning January 1, 2018. As adoption is required to be on a retrospective basis, the Company has recast its historical consolidated statements of cash flows found in Exhibit 99.1, filed herewith and incorporated by reference herein.
The following information included in the 2017 Form 10-K is being recast in Exhibit 99.1, filed herewith and incorporated by reference herein, to reflect the impact from the adoption of ASU No. 2017-07 and ASU No. 2016-15. Such information supersedes in its entirety the information in the following items of the 2017 Form 10-K.
(a)Part II, Item 6. Selected Financial Data,
(b)Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and
(c)Part II, Item 8. Financial Statements and Supplementary Data.
The information in this Current Report on Form 8-K and exhibits filed herewith have not been updated to reflect any event or development occurring after February 28, 2018, the date on which the Company filed the 2017 Form 10-K with the Securities and Exchange Commission (the “SEC”), other than with respect to the Company’s adoption of ASU No. 2017-07 and ASU 2016-15. This Current Report on Form 8-K does not represent an amendment to or restatement of the Company’s 2017 Form 10-K. This Current Report on Form 8-K should be read in conjunction with the 2017 Form 10-K and the Company's other periodic reports filed with the SEC on or after the filing date of the Form 10-K through the date of this Current Report on Form 8-K. This information in this Current Report on Form 8-K and the exhibits filed herewith is consistent with the basis of presentation of the Company’s quarterly report on Form 10-Q for the fiscal period ended March 31, 2018.

Item 9.01	Financial Statements and Exhibits.

(a)    Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Part II, Item 6. Selected Financial Data, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Financial Statements and Supplementary Data from Rowan Companies plc's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 28, 2018 and as updated herein.

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2018	ROWAN COMPANIES PLC

	By:	/s/ Stephen M. Butz
Stephen M. Butz
Executive Vice President and Chief Financial Officer